Secured Note	3 Months Ended
Mar. 31, 2020
Secured Note
Secured Note

NOTE 15.	SECURED NOTE:

Effective February 27, 2020, the “Company entered into a note purchase and security agreement (the “Purchase Agreement”) with an investor for the sale of a $1,000,000 secured promissory note (the “Note”). The Note accrues interest at rate of 7.25% and is due on August 31, 2020.

The Company granted to the investor a security interest (the “Security Interest”) in and lien on all of Company’s tangible and intangible assets owned now or acquired later by the Company of any nature whatsoever. The Security Interest is a second priority security interest, senior to all other indebtedness of the Company other than with respect to the Company’s existing indebtedness to North Mill Capital LLC (“North Mill”) the priority of which is established pursuant to an Intercreditor and Debt Subordination Agreement between the investor and North Mill.